UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: March 17, 2004

                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      South Carolina                     0-15083           57-0824914
  (State or other juris-               (Commission        (IRS Employer
 diction of incorporation)             File Number)    Identification Number)

       102 South Main Street, Greenville, South Carolina       29601
       -------------------------------------------------       -----
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (864) 255-7900

ITEM 5.  OTHER EVENTS

         On March 17, 2004, The South Financial Group, Inc. ("TSFG") entered into an Agreement and Plan of Merger with Florida Banks, Inc. ("FBI") providing for the acquisition of FBI by TSFG, all as more particularly described in the Agreement and Plan of Merger attached hereto as Exhibit 2.1.

ITEM 7.  EXHIBITS

         (a) Exhibits

         Exhibit
         Number

         2.1 Agreement and Plan of Merger dated March 17, 2004 between The South Financial Group, Inc. and Florida Banks, Inc.

        99.1      Press release dated March 17, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

         TSFG's press  release  dated  March  17, 2004  is  attached  hereto  as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SOUTH FINANCIAL GROUP, INC.

March 17, 2004             By:   /s/ William S. Hummers III
                                 ---------------------------------------
                                 William S. Hummers III
                                 Executive Vice President